UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2007

Switch & Data Facilities Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-137607	59-3641081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1715 North Westshore Boulevard, Suite 650, Tampa, Florida 33607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 207-7700

Switch and Data, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) In the Registration Statement on Form S-1 (File No. 333-137607), as amended (the “Registration Statement”) filed by Switch & Data Facilities Company, Inc. (formerly known as “Switch and Data, Inc.”) (the “Company”), the Company did not include in its Summary Compensation Table the cash incentive bonuses payable to its “named executive officers” for the fiscal year ended December 31, 2006, because the Compensation Committee of the Company’s Board of Directors had not yet determined the amounts of these cash incentive bonuses.

The Compensation Committee determined on February 13, 2007, that the amounts of these cash incentive bonuses are as follows:

Named Executive Officer	Amount of 2006 Cash Incentive Bonus
Keith Olsen Director, CEO & President	$112,000
George Pollock, Jr. Senior Vice President & CFO	$77,000
Ernest Sampera Senior Vice President of Marketing	$67,000
Charles Browning Vice President of Operations	$62,000
Ali Marashi Vice President of Engineering and Chief Information Officer	$52,000

Set forth below is a new Summary Compensation Table which sets forth all of the compensation awarded to, earned by, or paid to the Company’s above-named executive officers for the fiscal year ended December 31, 2006, including the above-noted cash incentive bonuses:

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)		Option Awards($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Keith Olsen Director, CEO & President	2006	350,000		60,376	112,000	7,914	530,290
George Pollock Senior Vice President & CFO	2006	219,615		3,672	77,000	7,675	307,962
William Roach Senior Vice President of Sales	2006	269,868	(1)	120,522	—	1,188	391,578
Ernest Sampera Senior Vice President of Marketing	2006	189,616		—	67,000	7,791	264,407
Charles Browning Vice President of Operations	2006	202,615		1,102	62,000	8,780	274,497
Ali Marashi Vice President of Engineering and Chief Information Officer	2006	200,000		—	52,000	162	252,162

(1)	Includes $69,861 paid to Mr. Roach in the form of sales commissions.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2007, prior to the closing of the initial public offering of the Company’s common stock and as described in the Company’s Registration Statement, the Company’s 100% parent merged with and into the Company, with the Company as the surviving entity (the “Merger”). In conjunction with the Merger, the Company’s amended certificate of incorporation, in the form previously filed as Exhibit 3.1 to the Company’s Registration Statement, and the Company’s amended and restated bylaws, in the form previously filed as Exhibit 3.2 to the Company’s Registration Statement, became effective. The Company’s amended certificate of incorporation and its amended and restated bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

As a result of the Merger, the Company’s name changed from “Switch and Data, Inc.” to “Switch & Data Facilities Company, Inc.”

Item 7.01	Regulation FD Disclosure.

On February 16, 2007, the Company issued a press release announcing that it had closed the initial public offering of its common stock. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information provided in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended Certificate of Incorporation of Switch & Data Facilities Company, Inc. (incorporated by reference to Exhibit 3.1 to Amendment No. 5 to the Company’s Registration Statement on Form S-1 filed February 5, 2007).

3.2	Amended and Restated Bylaws of Switch & Data Facilities Company, Inc. (incorporated by reference to Exhibit 3.2 to Amendment No. 5 to the Company’s Registration Statement on Form S-1 filed February 5, 2007).

99.1	Press Release dated February 16, 2007 (furnished herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWITCH AND DATA, INC.
(Registrant)

February 20, 2007	By:	/s/ George Pollock, Jr.
George Pollock, Jr.
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 16, 2007.

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